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                                                                    EXHIBIT 10.3

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                  FIRST AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)


          This First Amendment to Program Agreements ("First Amendment") amends the Program Agreements, as defined below, entered into by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC") and The Education Resources Institute, Inc. ("TERI"). This First Amendment is dated as of March 1, 2002 but the changes effected hereunder shall become effective with loans processed on and after May 1, 2002.

DEFINITIONS

"Guaranty Agreement" means that certain agreement bearing that name entered into by and between Program Lender and TERI dated as of April 30, 2001.

"Loan Origination Agreement" means that certain agreement bearing that name entered into between Program Lender and TERI dated as of April 30, 2001.

"Note Purchase Agreement" means that certain agreement bearing the name by and between FMC and Program Lender dated as of April 30, 2001.

"Program Agreements" means the Note Purchase Agreement, the Umbrella Agreement, the Guaranty Agreement, and the Loan Origination Agreement, all as heretofore amended, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Umbrella Agreement" means the agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001.

AMENDMENTS

I. Exhibit K to the Guaranty Agreement is hereby amended and restated to read as set forth in Exhibit K attached hereto. New items added by this First Amendment are shown in bold typeface.

II. The Program Guidelines are hereby amended and restated as set forth in Exhibit A attached hereto. Said amendments are shown in "blackline" form in Exhibit A attached hereto.

III. The Form of Promissory Note attached as Exhibit M to the Guaranty Agreement is hereby replaced with Exhibit M attached hereto.

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IV.       In all other respects, the Program Agreements are hereby ratified and confirmed and shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.

WITNESS:                                    THE EDUCATION RESOURCES
                                            INSTITUTE,  INC.


/s/ [Illegible]                             By: /s/ Ann S. Coles
------------------------------------           ---------------------------------
                                            Its: Acting President



                                            BANK OF AMERICA, N.A.


/s/ [Illegible]                             By: /s/ Kathy Cannon
------------------------------------           ---------------------------------
                                            Its: SVP



                                            THE FIRST MARBLEHEAD CORPORATION


/s/ [Illegible]                             By: /s/ Ralph James
------------------------------------           ---------------------------------
                                            Its: President

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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party to any of the following exhibits. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


Exhibit A    Amended and Restated Program Guidelines

Exhibit K    Guaranty Fees and Loan Pricing

Exhibit M    Revised Promissory Note

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SCHEDULE 2.04 to FIRST AMENDMENT TO PROGRAM AGREEMENTS

     2.04.  MINIMUM PURCHASE PRICE.

     On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of:

     (a)    The unpaid principal amount of the Seasoned Loans in question [**];
            plus

     (b)    all accrued and unpaid interest on such Seasoned Loans, [**]; plus

     (c) [**], the amount of any guaranty fee paid by Program Lender to TERI [**]. If the terms of the Guaranty Agreement call for any Guaranty Fees to be paid to TERI [**]; plus

     (d) a partial reimbursement for [**] costs incurred and paid by Program Lender with respect to [**] such reimbursement to equal [**].